SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 6, 2004

                            Enterasys Networks, Inc.


               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-10228               04-2797263
(State of Other Jurisdiction         (Commission File         (IRS Employer
       Incorporation)                     Number)           Identification No.)


                                50 Minuteman Road
                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (978) 684-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 220.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 6, 2004, Enterasys Networks, Inc. (the "Company") issued a press release reporting the Company's preliminary revenue results for the third quarter of fiscal year 2004 (the "Press Release") and announcing that the Company would hold a conference call at 8:30 a.m. on October 6, 2004 to discuss the Press Release (the "Conference Call"). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and the transcript of the Conference Call is being furnished as Exhibit 99.2 to this Report.

The information being furnished under this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

These exhibits are furnished pursuant to Item 12 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

99.1 Press Release, dated October 6, 2004.
99.2 Transcript of Conference Call held on October 6, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ENTERASYS NETWORKS, INC.





Date:  October 6, 2004                        By: /s/ Richard S. Haak, Jr.
                                                 --------------------------
                                                 Richard S. Haak, Jr.
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release, dated October 6, 2004.
Exhibit 99.2 Transcript of Conference Call Held on October 6, 2004